UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Report

Western Asset High Income Opportunity Fund Inc.
(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent registered public accounting firm	44

Additional information	45

Annual chief executive officer and chief financial officer certifications	51

Other shareholder communications regarding accounting matters	52

Dividend reinvestment plan	53

Important tax information	55

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, the U.S. fixed-income market significantly outperformed the U.S. equity market.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50

IV	Western Asset High Income Opportunity Fund Inc.

nvestment commentary (cont’d)

indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August – the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While lower-quality bonds generated strong results over the first seven months of the reporting period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in October 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended September 30, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.87% and 3.75%, respectively, in February 2011. Yields

Western Asset High Income Opportunity Fund Inc.	V

then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. During the height of the flight to quality in September, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.92%.

For the twelve months ended September 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.26%. In comparison, U.S. stock prices, as measured by the S&P 500 Indexvii, returned 1.14% over the same time frame.

After posting positive returns during eight of the first ten months of the reporting period, the U.S. high-yield bond market fell sharply in August and September 2011. For much of the period, the high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. However, with risk aversion increasing, the high-yield market, as measured by the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexviii, fell 4.02% and 3.29% in August and September, respectively. All told, the high-yield market returned 1.75% for the twelve months ended September 30, 2011.

The emerging market debt asset class generated a modest gain for the twelve-month reporting period. For much of the period, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. However, decelerating growth and concerns as to whether China could tame its rising inflation without adversely impacting its economic expansion dragged emerging market debt prices sharply lower in September 2011. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 1.28% over the twelve months ended September 30, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii     The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix            The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in October and early November 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and

2	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

ten-year Treasury yields were 0.42% and 2.53%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.92%. During the reporting period, the Barclays Capital U.S. Aggregate Indexii returned 5.26%.

Comparatively, high-yield bonds produced only a modest gain during the reporting period. The high-yield market posted positive returns during eight of the first ten months of the period. During that time, it was supported by generally better-than-expected corporate profits and overall strong investor demand. However, a large portion of its earlier gains were given back in August and September 2011 when high-yield prices moved sharply lower given a flight to quality. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiii (the “Index”) returned 1.75% during the reporting period. During this period, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 2.84% and -1.19%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Given the strong performance in the high-yield market, we increased the Fund’s allocation to cash in March and April 2011, preparing for a possible pullback in the market. We also utilized options on credit default swaps to hedge the Fund’s exposure to the high-yield market in the event of a pullback. These strategies were beneficial for performance given the high-yield market’s weakness in July, as well as in August and September 2011. The Fund’s larger cash position also gave us added flexibility to pursue a number of opportunities that we felt had become attractively valued.

While the Fund maintained its lower-quality bias, we pared our allocation to certain CCC and below-rated securities to capture profits and reduce the portfolio’s overall risk exposure. While we maintained an underweight to higher-quality bonds, we increased our allocation to B-rated securities and targeted those issuers that our research team felt had potential to be upgraded to investment grade.

We also actively participated in the new issue market, typically emphasizing senior secured bonds and issues that were higher up in the corporate capital structure. Elsewhere, we reduced the Fund’s exposures to the Energy and Financials sectors and increased its allocation to the Consumer Cyclicals1 sector.

In addition to the use of options on credit default swaps, the Fund employed U.S. Treasury futures to manage its yield curveiv positioning and

1              Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	3

duration. This strategy modestly detracted from performance. The Fund also utilized currency forwards to hedge its currency exposure. Small losses on these currency hedges were offset by the currency appreciation of the non-dollar holdings that they were hedging.

Performance review

For the twelve months ended September 30, 2011, Western Asset High Income Opportunity Fund Inc. returned 2.81% based on its net asset value (“NAV”)v and 0.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index, returned 1.75% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagevi returned 1.18% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.53 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2011

Price Per Share	12-Month Total Return*
$5.76 (NAV)	2.81%
$5.78 (Market Price)	0.37%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, our overweight exposures to Charter Communications Inc., Inn of the Mountain Gods Resort & Casino and Energy Future Holdings Corp. enhanced the Fund’s results. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprise and retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Inn of the Mountain Gods Resort & Casino is a Mescalero Apache Tribe-run casino located in New Mexico. The company defaulted on its debt obligations in 2009 and restructured its bonds in the spring of 2011. After the initial default, the bonds were trading at extremely distressed levels. However, our dedicated distressed debt resources recognized recovery value in extent of where the market had priced the bonds post default and our team worked closely with the Mescalero Apache Tribe on a restructuring agreement. As a result of the terms of the restructuring agreement, the Fund, which owned some of the company’s defaulted bonds, received a cash payout in addition to new payment-in-kind and senior secured notes. The portfolio benefited as ultimate recovery values were much higher than the market had priced in originally. Energy Future Holdings benefited primarily from strong balance sheet

4	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017.

As mentioned, the use of options on credit default swaps to hedge the Fund’s exposure to the high-yield market enhanced results. The hedge was implemented prior to the downturn in the high-yield market and was useful in limiting the Fund’s exposure to the decline.

Sector positioning in a number of areas was also a positive for results. Our underweight to the Financials sector was beneficial. The sector performed poorly given fears of contagion from the European sovereign debt crisis. An overweight to the Energy sector was also rewarded as it outperformed the benchmark during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our quality biases. In particular, the portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded given the underperformance of lower-rated securities during the fiscal year as a whole.

The Fund’s large overweight exposure to the Transportation sector was a negative for performance. It was among the worst performing sectors in the benchmark during the reporting period given concerns that moderating global growth would temper demand. An underweight to the Information Technology sector was not rewarded as it outperformed the benchmark.

A number of individual holdings detracted from performance as well, including overweight positions in Cengage Learning Acquisitions Inc. and CMA CGM. Cengage Learning Acquisitions is an educational book publisher. The company missed earnings projections and was hurt by negative investor sentiment regarding book publishers and increasing secular concerns that tablet devices will be more widely adopted in classrooms. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices and fears related to the escalating European sovereign debt crisis. In addition, there was an overhang regarding allegations that the company engaged in illegal shipping practices from various foreign ports to Sudan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	5

the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 18, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2011 were: Consumer Discretionary (23.1%), Industrials (15.6%), Energy (12.2%), Financials (9.4%) and Telecommunication Services (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv           The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

v              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi           Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

6	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡             Prior year percentages have been restated to reflect current period classifications.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	7

Spread duration (unaudited)

Economic Exposure — September 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
BL	— Bank Loans
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — September 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
BL	— Bank Loans
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	9

Schedule of investments

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 85.4%
Consumer Discretionary — 19.3%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	$389,867	(a)
Automobiles — 0.6%
Escrow GCB General Motors	7.200%	1/15/11	825,000		8,250	(b)(c)(d)(e)
Escrow GCB General Motors	7.125%	7/15/13	2,125,000		21,250	(b)(c)(e)
Escrow GCB General Motors	8.375%	7/15/33	2,540,000		25,400	(b)(c)(e)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000		1,821,932
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	685,000		827,137
Total Automobiles					2,703,969
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,240,000		1,162,500
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,613,150
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	360,000		346,500
Total Diversified Consumer Services					3,122,150
Hotels, Restaurants & Leisure — 8.0%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		182,050	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		492,100
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,236,775
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,954,000		2,156,420
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	780,000		705,900
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	4,813,460		4,274,954	(a)(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,127,525	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,480,000		2,126,600	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	660,000		645,150	(a)
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000		556	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,040,000		962,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,074,000		1,036,410	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,140,000		1,060,200	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,140,000		1,151,400
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	340,000		343,400	(a)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000	$1,165,225
MGM Resorts International, Senior Notes	6.625%	7/15/15	490,000	417,725
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000	164,438
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000	396,900
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	60,000	54,900	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,660,000	2,433,900
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000	109,125
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000	2,476,600	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000	1,988,800
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000	723,938
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	330,000	319,275
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,360,000	1,353,200	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	890,000	783,200	(a)(g)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	3,365,000	3,255,637	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	9	(b)(c)(e)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,281,000	1,268,190	(a)
Total Hotels, Restaurants & Leisure				34,412,502
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,040,000	860,600
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,457,250
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,990,000	2,129,300	(a)
Total Internet & Catalog Retail				3,586,550
Media — 4.9%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	642,603
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,860,000	1,901,850
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,840,000	1,922,800
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	4,440,000	2,863,800	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,080,000	621,000	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	280,000	266,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	190,000		$200,925
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,291,500
DISH DBS Corp., Senior Notes	6.750%	6/1/21	800,000		768,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,360,000		1,278,400
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	430,000		420,325	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,290,000		1,070,700	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	400,000		456,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	820,000		840,500
Univision Communications Inc., Senior Notes	8.500%	5/15/21	950,000		745,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,279,850	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,055,600	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		678,375	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	2,607,488	(a)
Total Media					20,911,466
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,460,000		2,152,500
Specialty Retail — 2.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,885,000		2,949,912
American Greetings Corp., Senior Notes	7.375%	6/1/16	365,000		358,613
American Greetings Corp., Senior Notes	7.375%	6/1/16	290,000		284,925
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,605,550	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,571,950
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,251,525
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,880,000		2,980,800
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	830,000		792,650	(a)
Total Specialty Retail					11,795,925
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	600,000		552,000	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000		2,839,850
Total Textiles, Apparel & Luxury Goods					3,391,850
Total Consumer Discretionary					83,327,379

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.3%
Food Products — 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	2,090,000	$1,776,500	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	570,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,592,600	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	265,620
Total Food Products				5,204,720
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000	100,750	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	446,000	370,180
Total Consumer Staples				5,675,650
Energy — 11.7%
Energy Equipment & Services — 1.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,155,750
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,285,000	2,170,750	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,502,200
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	360,000	352,800
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,960,000	3,063,600
Total Energy Equipment & Services				8,245,100
Oil, Gas & Consumable Fuels — 9.8%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,299,375
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	2,795,650	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	425,000	454,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,583,550
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	576,800
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	405,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,491,075
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,041,647	2,631,024	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	360,500
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	1,015,351
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,414,525
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,317,333	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	801,869	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,130,000	1,885,050

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	480,000	$513,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	438,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	267,800
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,231,650	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	560,000	579,600	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	2,383,925
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	514,650
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000	953,750	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	635,700	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,422,450
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,290,600
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	396,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,255,000	2,446,675
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	780,000	768,300
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	110,000
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000	425,500	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000	2,194,500
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,316,845
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,525,000	1,601,250	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	550,000	555,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,340,000	1,206,000	(a)
Total Oil, Gas & Consumable Fuels				42,285,647
Total Energy				50,530,747
Financials — 6.5%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000	1,009,139
Commercial Banks — 1.5%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	830,000	596,408
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000	481,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000	544,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,130,700	1,098,192
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,294,694	1,257,472
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000	657,775	(a)(g)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	770,000	695,887

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	530,000		$495,550
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	790,000		517,450	(g)(h)
Total Commercial Banks					6,344,234
Consumer Finance — 1.0%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,638,000
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	892,441
SLM Corp., Medium-Term Notes	8.000%	3/25/20	920,000		910,521
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	965,000		1,005,040
Total Consumer Finance					4,446,002
Diversified Financial Services — 3.1%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,148,000		1,291,500
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,143,800
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		727,260
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,609,462
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		816,925
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		3,848,100
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,552,350
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,167,188
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,500,000		1,170,000
Total Diversified Financial Services					13,326,585
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,628,181
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	520,000		512,283	(a)(g)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	410,000		307,927	(g)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000		584,100	(a)
Total Insurance					3,032,491
Total Financials					28,158,451
Health Care — 5.6%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000		186,300
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000		669,500	(f)
Total Health Care Equipment & Supplies					855,800
Health Care Providers & Services — 5.2%
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,503,823		1,456,436

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	$1,141,300
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	4,233,012
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	799,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	724,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	285,600	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,131,200	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	2,959,600
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	1,934,400
INC Research LLC, Senior Notes	11.500%	7/15/19	640,000	574,400	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,320,000	1,168,200	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,320,000	1,435,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	818,125
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	1,947,712	(f)
US Oncology Inc.	9.125%	8/15/17	1,015,000	12,688	(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,025,000	945,563
Total Health Care Providers & Services				22,567,236
Pharmaceuticals — 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	700,000	703,500	(a)
Total Health Care				24,126,536
Industrials — 14.5%
Aerospace & Defense — 2.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	874,350	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,768,000	1,847,560
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	180,000	180,000	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,040,000	2,040,000
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	890,000	832,150	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	630,000	587,475	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	856,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,052,375	(a)
Total Aerospace & Defense				9,269,910
Airlines — 2.1%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	705,313	578,357	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	160,998	160,998
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,771,925	1,727,627

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	$3,928,050	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	21,046	20,731
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	846,112	824,959
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	438,321	449,279
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	588,000	608,580	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	819,000	843,570	(a)
Total Airlines				9,142,151
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	660,400	465,582	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,009,775	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	890,000	732,025	(a)
Total Building Products				3,207,382
Commercial Services & Supplies — 1.5%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	196,350	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,409,625	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,500,000	1,357,500
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,680,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	635,100
Total Commercial Services & Supplies				6,279,325
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,205,200	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,360,800	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	1,302,350
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	1,916,750	(a)
Marine — 1.1%
Horizon Lines LLC	11.000%	10/15/16	880,000	880,000	(a)(b)(c)
Horizon Lines LLC	13.000%	10/15/16	1,160,000	1,160,000	(a)(b)(c)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,261,250
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	740,000	621,600
Total Marine				4,922,850

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 3.7%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	900,000	$868,500	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	410,000	407,950
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	2,201,031	2,037,582	(f)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,680,000	1,638,000
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,194,000	2,215,940	(a)(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	788,258
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,015,375
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	231,000	265,650
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	285,000	304,594
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,594,750
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,872,000	2,035,800
Total Road & Rail				16,172,399
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	107,460	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,322,050
Total Trading Companies & Distributors				1,429,510
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,680,000	1,098,800	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000	1,827,850	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,120,000	2,948,400	(a)
Total Transportation				5,875,050
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000	494,100	(a)
Total Industrials				62,577,777
Information Technology — 3.7%
Communications Equipment — 0.6%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000	2,621,900
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000	3,633,000	(a)
IT Services — 1.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,469,700	1,190,457	(f)
First Data Corp., Senior Notes	5.625%	11/1/11	250,000	250,937
First Data Corp., Senior Notes	10.550%	9/24/15	4,476,986	3,745,581	(f)
First Data Corp., Senior Notes	11.250%	3/31/16	250,000	170,000
First Data Corp., Senior Notes	12.625%	1/15/21	170,000	126,650	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	120,000	107,100	(a)

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — continued
iGATE Corp., Senior Notes	9.000%	5/1/16	50,000		$46,750	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	270,000		257,850	(a)
Total IT Services					5,895,325
Semiconductors & Semiconductor Equipment — 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	710,000		711,775
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	590,000		591,475	(f)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		887,950	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,785,000		1,825,163
Total Semiconductors & Semiconductor Equipment					4,016,363
Total Information Technology					16,166,588
Materials — 8.0%
Chemicals — 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,192,625	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,107,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,049,158	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,388,000		1,502,510	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,370,000		1,486,450
Solutia Inc., Senior Notes	8.750%	11/1/17	45,000		48,150
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,279,575
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	770,000		756,525	(a)
Total Chemicals					8,422,793
Containers & Packaging — 2.8%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	200,000		154,644	(a)(f)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,330,000		1,203,650	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	702,431	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,410,000		1,205,550
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,092,000	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,029,100	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,100,000		1,795,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,600,000		1,272,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	350,000		316,750	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	19

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000	$2,293,900	(a)
Total Containers & Packaging				12,065,525
Metals & Mining — 1.9%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	300,000	280,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000	2,703,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,190,000	969,850	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,040,000	2,009,400
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000	1,239,750
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	30,150
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000	821,300	(a)(c)
Total Metals & Mining				8,053,950
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,329,625
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,370,000	1,024,075	(e)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	589,400	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	600,000	513,000	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	36,000	37,620
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	330,000	240,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	740,000	514,300
Total Paper & Forest Products				6,248,920
Total Materials				34,791,188
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 4.5%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,579,725	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,135,900	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	580,000	593,050
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	610,000	597,800
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,665,000	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,150,000	1,870,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	639,000	634,208
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	239,771	224,785	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	1,000,000	975,000	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,494,350
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,534,675
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,738,800

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,070,000	$914,850	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	780,000	667,875	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,166,753	884,956	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	1,996,875
Total Diversified Telecommunication Services				19,508,349
Wireless Telecommunication Services — 3.1%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,053,000
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,010,000	891,325
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	752,550
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	564,375
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,065,000	6,173,044
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,720,000	1,694,200
True Move Co., Ltd., Notes	10.750%	12/16/13	2,260,000	2,418,200	(a)
Total Wireless Telecommunication Services				13,546,694
Total Telecommunication Services				33,055,043
Utilities — 7.2%
Electric Utilities — 2.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	4,057,200
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,379,500	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,390,000	2,425,850
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,920,000	1,545,600	(a)
Total Electric Utilities				9,408,150
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	77,678
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,216,050
Total Gas Utilities				1,293,728
Independent Power Producers & Energy Traders — 4.7%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	460,000	446,200	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	640,000	614,400	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,610,000	2,531,700	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	121,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,195,000	663,225
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,813,000	4,708,530
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,503,292	1,186,784	(f)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	290,000	287,073

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	21

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,050,000	$1,029,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,090,000	1,040,950	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,237,850	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,753,000	4,016,285
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	685,416
Total Independent Power Producers & Energy Traders				20,568,413
Total Utilities				31,270,291
Total Corporate Bonds & Notes (Cost — $386,217,605)				369,679,650
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $700,227)	2.254%	4/20/35	1,073,689	798,482	(g)
Collateralized Senior Loans — 3.1%
Consumer Discretionary — 1.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,458,750	(i)
Hotels, Restaurants & Leisure — 0.4%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	369,000	360,513	(i)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,386,525	1,282,536	(i)
Total Hotels, Restaurants & Leisure				1,643,049
Media — 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,500,000	1,552,500	(i)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	1,340,000	1,293,100	(i)
Total Consumer Discretionary				6,947,399
Industrials — 0.2%
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	362,292	364,103	(b)(i)
Trico Shipping AS, Term Loan B	0.000%	5/12/14	362,292	364,103	(b)(l)
Total Industrials				728,206
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	1,000,000	927,500	(i)
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	1,250,000	1,305,274	(i)
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,960,975	2,975,780	(i)
Total Telecommunication Services				4,281,054

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726 - 4.772%	10/10/17	1,056,225	$711,302	(i)
Total Collateralized Senior Loans (Cost — $13,731,980)				13,595,461
Convertible Bonds & Notes — 1.2%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	2,551,700	(a)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	190,000	123,262	(a)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,745,000	2,017,575	(b)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	316,725
Total Convertible Bonds & Notes (Cost — $5,076,112)				5,009,262
Sovereign Bonds — 0.2%
Russia — 0.2%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $980,135)	7.500%	3/31/30	894,285	1,007,126	(a)

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 1.6%
Automobiles — 0.1%
General Motors Co.			26,364	532,026	*
Media — 1.5%
Charter Communications Inc., Class A Shares			134,892	6,318,341	*
Total Consumer Discretionary				6,850,367
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			214,823,305	2,164,989	*(b)(c)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			9,017	179,979	*
Total Energy				2,344,968
Industrials — 0.4%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			203	130,935	*(b)(c)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	23

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Building Products — continued
Nortek Inc.		2,857	$59,997	*
Total Building Products			190,932
Marine — 0.3%
DeepOcean Group Holding AS		97,019	1,455,285	*(c)
Total Industrials			1,646,217
Total Common Stocks (Cost — $10,508,980)			10,841,552

	Rate
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp.	7.250%	3,030	2,320,950
Citigroup Inc.	7.500%	9,900	788,337
Total Convertible Preferred Stocks (Cost — $4,181,024)			3,109,287
Preferred Stocks — 2.3%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%	11,720	295,930
Escrow GCB General Motors	0.000%	31,700	7,925	*(b)(c)
Escrow GCB General Motors	0.000%	10,100	2,525	*(b)(c)
Escrow GCB General Motors	0.000%	2,200	550	*(b)(c)
Escrow GCB General Motors	0.000%	900	225	*(b)(c)
Total Consumer Discretionary			307,155
Financials — 2.1%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%	77,575	1,949,072	(a)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%	135,966	2,481,380	(g)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	99,800	2,504,980	(g)
Citigroup Capital XIII	7.875%	85,025	2,245,510	(g)
Total Diversified Financial Services			4,750,490
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	70,680	*(g)
Total Financials			9,251,622
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	4,107	390,165	(a)(c)(g)
Total Preferred Stocks (Cost — $11,712,833)			9,948,942

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset High Income Opportunity Fund Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.2%
Buffets Restaurant Holdings		4/28/14	1,980	$20	*(b)(c)
Charter Communications Inc.		11/30/14	2,238	25,178	*(c)
General Motors Co.		7/10/16	23,968	278,988	*
General Motors Co.		7/10/19	23,968	190,066	*
Jack Cooper Holdings Corp.		12/15/17	1,974	123,375	*(c)
Jack Cooper Holdings Corp.		5/6/18	921	57,562	*(c)
Nortek Inc.		12/7/14	5,518	11,036	*(b)(c)
SemGroup Corp.		11/30/14	9,492	38,917	*(b)
Total Warrants (Cost — $3,382,451)				725,142
Total Investments before Short-Term Investments (Cost — $436,491,347)				414,714,904

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 0.0%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	183,000	182,995	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	20,000	19,999	(j)(k)
Total Short-Term Investments (Cost — $202,944)				202,994
Total Investments — 95.8% (Cost — $436,694,291#)				414,917,898
Other Assets in Excess of Liabilities — 4.2%				18,056,827
Total Net Assets — 100.0%				$432,974,725

†             Face amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Illiquid security (unaudited).

(c)         Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)        The maturity principal is currently in default as of September 30, 2011.

(e)         The coupon payment on these securities is currently in default as of September 30, 2011.

(f)           Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)        Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)        Security has no maturity date. The date shown represents the next call date.

(i)          Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)          Rate shown represents yield-to-maturity.

(k)        All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)          All or a portion of this loan is unfunded as of September 30, 2011. The interest rate for fully unfunded term loans is to be determined.

#            Aggregate cost for federal income tax purposes is $437,696,878.

Abbreviation used in this schedule:

EUR     — Euro

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	25

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $436,694,291)	$414,917,898
Foreign currency, at value (Cost — $272,612)	255,346
Cash	12,271,672
Interest and dividends receivable	10,222,197
Receivable for securities sold	5,258,898
Unrealized appreciation on forward foreign currency contracts	231,895
Principal paydown receivable	32,130
Receivable from broker — variation margin on open futures contracts	3,703
Prepaid expenses	39,453
Total Assets	443,233,192

Liabilities:
Payable for securities purchased	9,808,431
Investment management fee payable	293,781
Unrealized depreciation on forward foreign currency contracts	34,952
Directors’ fees payable	12,614
Accrued expenses	108,689
Total Liabilities	10,258,467
Total Net Assets	$432,974,725

Net Assets:
Par value ($0.001 par value; 75,178,543 shares issued and outstanding; 500,000,000 shares authorized)	$ 75,179
Paid-in capital in excess of par value	546,632,717
Undistributed net investment income	463,059
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(92,567,025)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(21,629,205)
Total Net Assets	$432,974,725

Shares Outstanding	75,178,543

Net Asset Value	$5.76

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Interest	$ 40,803,189
Dividends	984,880
Total Investment Income	41,788,069

Expenses:
Investment management fee (Note 2)	3,766,892
Transfer agent fees	105,164
Directors’ fees	86,330
Stock exchange listing fees	58,948
Shareholder reports	51,786
Audit and tax	45,700
Excise tax (Note 1)	35,412
Legal fees	35,311
Insurance	10,930
Custody fees	7,222
Miscellaneous expenses	6,925
Total Expenses	4,210,620
Net Investment Income	37,577,449

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(668,802)
Futures contracts	(724,816)
Written options	2,908,178
Foreign currency transactions	(70,973)
Net Realized Gain	1,443,587
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(25,446,127)
Futures contracts	(8,896)
Foreign currencies	219,121
Change in Net Unrealized Appreciation (Depreciation)	(25,235,902)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(23,792,315)
Increase in Net Assets From Operations	$ 13,785,134

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	27

Statements of changes in net assets

For the Years Ended September 30,	2011	2010
Operations:
Net investment income	$ 37,577,449	$ 41,963,134
Net realized gain (loss)	1,443,587	(14,416,965)
Change in net unrealized appreciation (depreciation)	(25,235,902)	48,588,907
Increase in Net Assets From Operations	13,785,134	76,135,076

Distributions to Shareholders From (Note 1):
Net investment income	(39,774,469)	(45,677,069)
Decrease in Net Assets From Distributions to Shareholders	(39,774,469)	(45,677,069)

Fund Share Transactions:
Reinvestment of distributions (249,131 and 520,341 shares issued, respectively)	1,557,441	3,092,737
Increase in Net Assets From Fund Share Transactions	1,557,441	3,092,737
Increase (Decrease) in Net Assets	(24,431,894)	33,550,744

Net Assets:
Beginning of year	457,406,619	423,855,875
End of year*	$ 432,974,725	$ 457,406,619
* Includes undistributed net investment income of:	$463,059	$1,825,647

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2011[1]	2010[1]	2009[1]	2008[1]	2007[1]

Net asset value, beginning of year	$6.10	$5.70	$5.59	$7.03	$7.12

Income (loss) from operations:
Net investment income	0.50	0.56	0.60	0.59	0.55
Net realized and unrealized gain (loss)	(0.31)	0.45	0.12	(1.46)	(0.08)
Total income (loss) from operations	0.19	1.01	0.72	(0.87)	0.47

Less distributions from:
Net investment income	(0.53)	(0.61)	(0.61)	(0.57)	(0.56)
Total distributions	(0.53)	(0.61)	(0.61)	(0.57)	(0.56)

Net asset value, end of year	$5.76	$6.10	$5.70	$5.59	$7.03

Market price, end of year	$5.78	$6.27	$5.82	$4.34	$6.47
Total return, based on NAV[2,3]	2.81%	18.62%	16.86%	(12.32)%	7.29%
Total return, based on Market Price[3]	0.37%	19.42%	53.69%	(26.04)%	10.37%

Net assets, end of year (millions)	$433	$457	$424	$414	$520

Ratios to average net assets:
Gross expenses	0.89%	0.95%	1.00%	0.91%	0.85% [4]
Net expenses[5]	0.89	0.95	1.00	0.91	0.85 [4,6]
Net investment income	7.98	9.47	12.84	9.03	7.55

Portfolio turnover rate	68%	96%	71%	54%	56%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

5  The impact of compensating balance arrangements, if any, was less than 0.01%.

6  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

30	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$361,916,477	$ 7,763,173	$369,679,650
Collateralized mortgage obligations	—	798,482	—	798,482
Collateralized senior loans	—	13,595,461	—	13,595,461
Convertible bonds & notes	—	5,009,262	—	5,009,262
Sovereign bonds	—	1,007,126	—	1,007,126
Common stocks:
Consumer discretionary	$ 6,850,367	—	—	6,850,367
Energy	179,979	—	2,164,989	2,344,968
Industrials	59,997	—	1,586,220	1,646,217
Convertible preferred stocks	3,109,287	—	—	3,109,287
Preferred stocks:
Consumer discretionary	295,930	—	11,225	307,155
Financials	7,302,550	1,949,072	—	9,251,622
Industrials	—	—	390,165	390,165
Warrants	469,054	38,917	217,171	725,142
Total long-term investments	$18,267,164	$384,314,797	$12,132,943	$414,714,904
Short-term investments†	—	202,994	—	202,994
Total investments	$18,267,164	$384,517,791	$12,132,943	$414,917,898
Other financial instruments:
Forward foreign currency contracts	—	231,895	—	231,895
Total	$18,267,164	$384,749,686	$12,132,943	$415,149,793

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	31

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$8,896	—	—	$8,896
Forward foreign currency contracts	—	$34,952	—	34,952
Total	$8,896	$34,952	—	$43,848

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate		Common Stocks		Preferred Stocks
Investments in Securities	Bonds & Notes	Collateralized Senior Loans	Energy	Industrials	Consumer Discretionary	Industrials	Warrants	Total
Balance as of September 30, 2010	$ 911,625	$ 2,770,000	—	$ 91,360	—	—	$20	$3,773,005
Accrued premiums/ discounts	3,202	1,762	—	—	—	—	—	4,964
Realized gain (loss)[1]	(625,125)	—	—	—	—	—	—	(625,125)
Change in unrealized appreciation (depreciation)[2]	441,623	(18,008)	$274,544	(781,486)	$11,225	$29,817	130,584	88,299
Net purchases (sales)	7,031,839	(2,753,754)	1,890,445	2,276,346	0	360,348	50,353	8,855,577
Transfers into Level 3	9	—	—	—	—	—	36,214	36,223
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of September 30, 2011	$7,763,173	—	$2,164,989	$1,586,220	$11,225	$390,165	$217,171	$12,132,943
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011[2]	$ (221,752)	—	$ 274,544	$ (781,486)	$ 11,225	$ 29,817	$ 130,584	$ (557,068)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

32	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	33

an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

34	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	35

or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

36	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	37

Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirement of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $35,412 of federal excise tax attributable to calendar year 2010 in March 2011. The Fund does not anticipate being subject to an excise tax for calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in

38	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $34,952. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 35,412	$62,116,725	$(62,152,137)
(b)	799,020	(799,020)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryforward.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	39

the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2011, the Fund had accrued $7,086 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$308,493,566
Sales	321,640,481

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 13,777,303
Gross unrealized depreciation	(36,556,283)
Net unrealized depreciation	$(22,778,980)

40	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	158	12/11	$19,343,635	$19,352,531	$(8,896)

During the year ended September 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2010	—	—
Options written	$ 192,800,000	$ 3,253,758
Options closed	(23,100,000)	(687,280)
Options expired	(169,700,000)	(2,566,478)
Written options, outstanding as of September 30, 2011	—	—

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.	412,726	$ 552,801	11/16/11	$ (34,952)
Contracts to Sell:
Euro	Citibank, N.A.	1,246,663	1,669,768	11/16/11	30,232
Euro	Citibank, N.A.	2,000,000	2,678,779	11/16/11	50,305
Euro	Royal Bank of Scotland PLC	706,017	945,632	11/16/11	53,183
Euro	Royal Bank of Scotland PLC	1,000,000	1,339,390	11/16/11	98,175
					231,895
Net unrealized gain on open forward foreign currency contracts					$196,943

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2011.

ASSET DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$231,895

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	41

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$8,896	—	$ 8,896
Forward foreign currency contracts	—	$34,952	34,952
Total	$8,896	$34,952	$43,848

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$ (999,828)	$ (999,828)
Written options	—	—	2,908,178	2,908,178
Futures contracts	$(724,816)	—	—	(724,816)
Forward foreign currency contracts	—	$(276,219)	—	(276,219)
Total	$(724,816)	$(276,219)	$1,908,350	$ 907,315

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(8,896)	—	$ (8,896)
Forward foreign currency contracts	—	$270,813	270,813
Total	$(8,896)	$270,813	$261,917

During the year ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 156,881
Written options†	668,685
Forward foreign currency contracts (to buy)	500,055
Forward foreign currency contracts (to sell)	3,830,925
Futures contracts (to sell)	7,350,798

†  At September 30, 2011, there were no open positions held in this derivative.

42	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

5. Distributions subsequent to September 30, 2011

On August 11, 2011, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.0425 per share, payable on October 28, 2011 and November 25, 2011 to shareholders of record on October 21, 2011 and November 18, 2011, respectively.

On November 10, 2011, the Board declared three distributions, each in the amount of $0.0425 per share, payable on December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively.

6. Important tax information and distributions to shareholders.

The tax character of distributions paid during the fiscal years ended September 30 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$39,774,469	$45,677,069

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$ 890,091
Capital loss carryforward*		(85,699,802)
Other book/tax temporary differences(a)		(6,291,668)
Unrealized appreciation (depreciation)(b)		(22,631,792)

Total accumulated earnings (losses) — net		$(113,733,171)

*  As of September 30, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2012	$ (2,542,282)
9/30/2016	(855,375)
9/30/2017	(21,593,145)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(85,699,802)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)    Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

Western Asset High Income Opportunity Fund Inc. 2011 Annual Report	43

(b)   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

7. Other tax information.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

44	Western Asset High Income Opportunity Fund Inc. 2011 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc., including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2011

Western Asset High Income Opportunity Fund Inc.	45

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

46	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Western Asset High Income Opportunity Fund Inc.	47

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

48	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Opportunity Fund Inc.	49

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

50	Western Asset High Income Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Opportunity Fund Inc.	51

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

52	Western Asset High Income Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset High Income Opportunity Fund Inc.	53

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a

54	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset High Income Opportunity Fund Inc.	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2011:

Record date:	10/22/2010	November 2010 -	January 2011 -
Payable date:	10/29/2010	December 2010	September 2011
Ordinary income:
Qualified dividend income for individuals	0.50%	—	0.72%
Dividends qualifying for the dividends received deduction for corporations	0.65%	—	0.72%

Please retain this information for your records.

Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers		HIO
R. Jay Gerken	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010408 11/11 SR11-1516

ITEM 2.                                                    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)2) of Item 3 to Form N-CSR.

ITEM 4.                                                    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,300 in 2010 and $39,600 in 2011.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,600 in 2010 and $3,600 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                    SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Colorado Blvd. Pasadena, CA 91101

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	99 registered investment companies with $152.9 billion in total assets under management	215 Other pooled investment vehicles with $106.1 billion in assets under management*	734 Other accounts with $174.1 billion in total assets under management**

Keith J. Gardner‡	40 registered investment companies with $26.2 billion in total assets under management	7 Other pooled investment vehicles with $2.3 billion in assets under management	2 Other accounts with $0.6 billion in total assets under management

Michael C. Buchanan‡	46 registered investment Companies with $29.8 billion in total assets Under management	9 Other pooled investment vehicles with $4.4 billion in assets under management	14 Other accounts with $2.1 billion in total assets under management

*          Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.

**        Includes 79 accounts managed, totaling $19.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                              EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	November 28, 2011